Other Receivables And Prepaid Expenses	12 Months Ended
Dec. 31, 2013
Prepaid Expense and Other Assets [Abstract]
Other Receivables And Prepaid Expenses
OTHER RECEIVABLES AND PREPAID EXPENSES

	December 31,
	2013	2012
Deferred income taxes, net	$35,735	$31,801
Prepaid expenses	48,640	45,219
Government institutions	30,309	56,340
Derivative instruments	5,000	24,720
Cross currency interest rate swap	16,047	10,860
Held-for-sale investment (*)	—	1,172
Other	15,636	9,991
	$151,367	$180,103

(*)	See Note 1(D).